Second Quarter 2016 Earnings Presentation August 4, 2016 1

Disclaimer This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost- reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10 Registration Statement and periodic filings. Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. 2

Agenda 1. Quarter Highlights 2. Segment Performance 3. Financial Review 4. Closing Remarks 5. Q&A 3 3

# Second Quarter Highlights

| M (USD) | Q215 | Q216 | Chg | % |
|---|---|---|---|---|
| Sales | 262.2 | 248.7 | (13.5) | (5%) |
| Net Income | 27.1 | 25.8 | (1.3) | (5%) |
| Adj. EBITDA[1] | 58.2[2] | 58.4 | 0.2 | --- |
| Adj. EBITDA[1] Margin | 22.2%[2] | 23.5% | +130 bps | |



- Completed separation from WestRock
- Delivered results solidly in line with our expectations
- Despite sales that were 5% lower:
  - Posted adjusted EBITDA essentially level with prior year's second quarter
  - Achieved higher adjusted EBITDA margin
- Sequentially sales up 22% and adjusted EBITDA up 29%
- Cost-reduction initiatives achieve $15 million in first half

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*(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.*
*(2) Inclusive of Pro Forma adjustments, see appendices for more information.*

ingevity

 All-time quarterly record for sales  U.S. Tier 3 and California LEV III regulations phasing in across U.S. and Canada  New China 6 regulations published for comment on May 13; implementation could begin 2018 / 2019  First half North American light vehicle production up 2.6%(3)  Continued ramp-up of Zhuhai, China, plant Performance Materials M (USD) Q215 Q216 Chg % Sales 63.8 74.5 10.7 17% Seg. Op. Profit 21.6 26.3 4.7 22% Seg. EBITDA(1) 23.5(2) 30.0 6.5 28% Seg. EBITDA Margin(1) 36.8%(2) 40.3% +350 bps 5 (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. (2) Inclusive of Pro Forma adjustments, see appendices for more information. (3) Ward’s

Performance Chemicals  Record sales to pavement applications; up 5% in quarter; up 8% for the half  Continued adoption of innovative products, including Evotherm  Industrial specialties sales down 17%; up 2% sequentially  Oilfield sales down 27%; up 9% sequentially  U.S. and Canada rig count down 47% vs. July 2015(3)  Oilfield and industrial specialties market conditions remain weak 6 M (USD) Q215 Q216 Chg % Sales 198.4 174.2 (24.2) (12%) Seg. Op. Profit 30.8 22.8 (8.0) (26%) Seg. EBITDA(1) 34.7(2) 28.4 (6.3) (18%) Seg. EBITDA Margin(1) 17.5%(2) 16.3% (120) bps (1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure. (2) Inclusive of Pro Forma adjustments, see appendices for more information. (3) Baker Hughes Rig Count

# Second Quarter 2016 Financial Results

## Key Income Statement Metrics

| $'s in millions, except EPS | 2015 | 2016 | | % Change | |
|---|---|---|---|---|---|
| | Q2 | Q1 | Q2 | Q2 vs PY | Q2 vs Q1 |
| Net Sales (GAAP) | 262.2 | 203.9 | 248.7 | *(5.1%)* | *22.0%* |
| Net Income attributable (GAAP) | 25.9 | 8.2 | 23.7 | *(8.5%)* | *189.0%* |
| Diluted EPS (GAAP) | 0.62 | 0.19 | 0.56 | *(9.7%)* | *194.7%* |
| Adjusted earnings (loss) (Non-GAAP) (1) | 27.2 (2) | 17.3 | 27.9 | *2.6%* | *61.3%* |
| Diluted adjusted EPS (Non-GAAP) (1) | 0.65 (2) | 0.41 | 0.66 | *1.5%* | *61.0%* |
| Adjusted EBITDA (Non-GAAP) (1) | 58.2 (2) | 45.2 | 58.4 | *0.3%* | *29.2%* |
| *Adjusted EBITDA Margin (Non-GAAP) (1)* | *22.2% (2)* | *22.2%* | *23.5%* | *+130 bps* | *+130 bps* |
| Performance Materials Net Sales | 63.8 | 70.8 | 74.5 | *16.8%* | *5.2%* |
| Performance Materials Segment EBITDA (Non-GAAP) (1) | 23.5 (2) | 30.8 | 30.0 | *27.7%* | *(2.6%)* |
| *Performance Materials Segment EBITDA Margin (Non-GAAP) (1)* | *36.8% (2)* | *43.5%* | *40.3%* | *+350 bps* | *(320) bps* |
| Performance Chemicals Net Sales | 198.4 | 133.1 | 174.2 | *(12.2%)* | *30.9%* |
| Performance Chemicals Segment EBITDA (Non-GAAP) (1) | 34.7 (2) | 14.4 | 28.4 | *(18.2%)* | *97.2%* |
| *Performance Chemicals Segment EBITDA Margin (Non-GAAP) (1)* | *17.5% (2)* | *10.8%* | *16.3%* | *(120)bps* | *+550 bps* |

*(1) Please see appendices included at the end of this presentation for Ingevity's use of non-GAAP financial measures, definitions of those financial measures as well as the reconciliation to the nearest GAAP financial measure.*
*(2) Inclusive of Pro Forma adjustments, see appendices for more information.*

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ingevity

Second Quarter 2016 Financial Results Key Balance Sheet & Cash Metrics in millions 12/31/2015 3/31/2016 6/30/2016 Cash & cash equivalents 32.0 22.7 55.7 Restricted investment (related to capital lease) (1) - - 69.1 Long term debt including capital lease obligation (2) 80.1 80.0 570.0 Net Debt(3) 48.1 57.3 445.2 Inventories, net 151.0 171.5 156.8 Accounts receivable, net 96.2 95.8 116.7 Prepaid and other current assets 20.2 21.3 23.5 Current assets (including cash) 299.4 311.3 352.7 Accounts Payable 64.8 62.3 88.8 Current liabilities 97.2 102.8 126.2 Trade Working Capital (4) 182.4 205.0 184.7 in millions Three Months ended, 3/31/2016 6/30/2016 Cash Flow from Operations (1.0) 37.7 Capital expenditures (YTD) 11.3 10.9 Free Cash Flow(5) (12.3) 26.8 (1) Capital lease related to the Industrial Development Bond that is part of the financing for our Wickliffe, Kentucky facility (2) Excludes deferred finance fees. (3) Sum of Cash & cash equivalents, restricted investment less long term debt including capital lease obligation (4) Trade Working Capital is defined as Inventory + Accounts Receivable – Accounts Payable (5) Cash flow from operations less Capital expenditures 8

2016 Business Outlook and Guidance Item FY16 Revenue $880M to $910M Adjusted EBITDA (1) $180M to $195M Effective tax rate 36-38% Capital expenditures $60M to $70M Free Cash Flow(2) $40M to $50M Net Debt Ratio(3) 2.0-2.5x (1) A reconciliation of Net Income to Adjusted EBITDA as projected for 2016 is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income. These components include additional separation costs associated with the Separation and further restructuring and other income (charges) incurred in 2016 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our projected effective tax rate. All of these components could significantly impact such financial measures. Further, in the future other items with similar characteristics to those currently included in Adjusted EBITDA, that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA. (2) Defined as Cash from Operations expected to range from $100M to $120M less Capital Expenditures. (3) Defined as Cash & cash equivalents, restricted investment less long term debt including capital lease obligation excluding deferred financing fees divided by annualized Adjusted EBITDA. 2nd Half Headwinds: • Planned maintenance outages at several U.S. facilities • Continued pressure in industrial specialties and oilfield • Historical slowness in Q4 Countered by: • Continued automotive carbon growth • Continued adoption of our pavement chemistries • Cost reduction on track for $25 million to $30 million 9

For More Information Thank you for your interest in Ingevity! Investors Dan Gallagher (843) 740-2126 Media Jack Maurer (843) 746-8242 10

Appendix 11

Non-GAAP Financial Measures Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non-GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. Ingevity uses the following non-GAAP measures, inclusive of pro forma adjustments: Adjusted earnings (loss) is defined as net income (loss) attributable to Ingevity stockholders plus restructuring and other (income) charges, separation costs, and the income tax expense (benefit) on those items. Diluted adjusted earnings (loss) per share is defined as diluted earnings (loss) per common share attributable to Ingevity stockholders plus restructuring and other (income) charges per share, separation costs per share, and the income tax expense (benefit) per share on those items. Adjusted EBITDA is defined as net income (loss) plus provision for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Net Sales Segment EBITDA is defined as segment operating profit plus depreciation and amortization. Segment EBITDA Margin is defined as Segment EBITDA divided by Net Sales. The Company also uses the above financial measures as the primary measures of profitability used by managers of the business and its segments. These non-GAAP financial measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non- GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of these non-GAAP financial measures are set forth within the following pages. 12

Reconciliation of Net Income (Loss) (GAAP) to Adjusted Earnings (Loss) (Non-GAAP) 13 Reconciliation of 2015 Pro Forma - Adjusted Earnings (Loss) (Non-GAAP)

14 Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP) Reconciliation of 2015 Pro Forma - Adjusted EBITDA (Non-GAAP)

15 Reconciliation of Segment Operating Profit (GAAP) to Segment EBITDA (Non-GAAP) Reconciliation of 2015 Pro Forma - Segment EBITDA (Non-GAAP)

Notes to the Unaudited Pro Forma Adjustments 16